Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IEH CORPORATION (the Company) on Form 10-QSB for the period ending September 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, being , Michael Offerman, President of the Company, and Robert Knoth, Chief Financial Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated as of November 7, 2003

/s/ Michael Offerman                              /s/ Robert Knoth
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Michael Offerman                                  Robert Knoth
President                                         Chief Financial Officer